                                                                     Exhibit 7.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

        Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and
        Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the
        "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National
        City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust
        (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 15, 2000 and with respect to the performance of the
        Trust during the month of October, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a
        "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 supplement.

        A.      Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
                Original Certificate Principal Amount)

                  1 The amount of the current monthly distribution in respect of
                    Class A Monthly Principal                                                                $ 0.00
                                                                                                               --------------------

                  2 The amount of the current monthly distribution in respect of
                    Class B Monthly Principal                                                                $ 0.00
                                                                                                               --------------------

                  3 The amount of the current monthly distribution in respect of
                    Collateral Monthly Principal                                                             $ 0.00
                                                                                                               --------------------

                  4 The amount of the current monthly distribution in respect of
                    Class A Monthly Interest                                                                 $ 5.641667
                                                                                                               --------------------

                  5 The amount of the current monthly distribution in respect of
                    Class A Additional Interest                                                              $ 0.00
                                                                                                               --------------------

                  6 The amount of the current monthly distribution in respect of
                    Class B Monthly Interest                                                                 $ 5.850000
                                                                                                               --------------------

                  7 The amount of the current monthly distribution in respect of
                    Class B Additional Interest                                                              $ 0.00
                                                                                                               --------------------

                  8 The amount of the current monthly distribution in respect of
                    Collateral Minimum Monthly Interest                                                      $ 6.250000
                                                                                                               --------------------

                  9 The amount of the current monthly distribution in respect of
                    any accrued and unpaid Collateral Minimum Monthly Interest                               $ 0.00
                                                                                                               --------------------

        B.      Information Regarding the Performance of the Trust

                  1 Collection of Principal Receivables

                    (a) Available Principal Collections                                                      $ $114,586,402.21
                                                                                                               --------------------

                    (b) Class A Investor Default Amount treated as Available Principal Collection            $ $1,725,131.08
                                                                                                               --------------------

                    (c) Class B Investor Default Amount treated as Available Principal Collection            $ $118,294.70
                                                                                                               --------------------

                    (d) Excess Spread treated as Available Principal Collection                              $ $128,152.59
                                                                                                               --------------------

                  2 Principal Receivables in the Trust

                    (a) The aggregate amount of Principal Receivables in the Trust
                        as of the end of the day on the last day of the related Monthly Period               $ 1,901,097,947.09
                                                                                                               --------------------

                    (b) The amount of Principal Receivables in the Trust represented by the the Invested Amount of Series 2000-1 as of the end of the day on the last
                        day of the related Monthly Period                                                    $   589,809,934.79
                                                                                                               --------------------

                    (c) The amount of Principal Receivables in the Trust represented by the the Adjusted Invested Amount of Series 2000-1 as of the end of the day
                        on the last day of the related Monthly Period                                        $   589,809,934.79
                                                                                                               --------------------

                    (d) The amount of Principal Receivables in the Trust represented by the the Class A Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                    $   516,083,692.94
                                                                                                               --------------------

                    (e) The amount of Principal Receivables in the Trust represented by the the Class A Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                    $   516,083,692.94
                                                                                                               --------------------

                    (f) The amount of Principal Receivables in the Trust represented by the the Class B Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                    $    35,388,596.09
                                                                                                               --------------------

                    (g) The amount of Principal Receivables in the Trust represented by the the Class B Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                    $    35,388,596.09
                                                                                                               --------------------

                    (h) The amount of Principal Receivables in the Trust represented by the the Collateral Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                    $    38,337,645.76
                                                                                                               --------------------

                    (i) The amount of Principal Receivables in the Trust represented by the the Collateral Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                    $    38,337,645.76
                                                                                                               --------------------

                    (j) The Floating Allocation Percentage with respect to the
                        related Monthly Period                                                                            31.02%
                                                                                                               --------------------

                    (k) The Class A Floating Percentage with respect to the
                        related Monthly Period                                                                            87.50%
                                                                                                               --------------------

                    (l) The Class B Floating Percentage with respect to the
                        related Monthly Period                                                                             6.00%
                                                                                                               --------------------

                    (m) The Collateral Floating Percentage with respect to the
                        related Monthly Period                                                                             6.50%
                                                                                                               --------------------

                    (n) The Principal Allocation Percentage with respect to the
                        related Monthly Period                                                                            31.02%
                                                                                                               --------------------

                    (o) The Class A Principal Percentage with respect to the
                        related Monthly Period                                                                            87.50%
                                                                                                               --------------------

                    (p) The Class B Principal Percentage with respect to the
                        related Monthly Period                                                                             6.00%
                                                                                                               --------------------

                    (q) The Collateral Principal Percentage with respect to the
                        related Monthly Period                                                                             6.50%
                                                                                                               --------------------

                  3 Delinquent Balances

                    The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                              Aggregate                  Percentage
                                                               Account                    of Total
                                                               Balance                  Receivables
                                                        ----------------------        -----------------
                        (a)     30 -- 59 days:                 $24,285,603.29                    1.28%
                        (b)     60 -- 89 days:                 $13,084,740.92                    0.69%
                        (c)     90+ days:                       $7,926,875.10                    0.42%
                                                        ----------------------        -----------------
                                Total:                        $ 45,297,219.31                    2.38%
                                                        ======================        =================

                  4 Investor Default Amount

                    (a) The Investor Default Amount for the related Monthly Period                           $ 1,971,578.38
                                                                                                               --------------------

                    (b) The Class A Investor Default Amount for the related Monthly Period                   $ 1,725,131.08
                                                                                                               --------------------

                    (c) The Class B Investor Default Amount for the related Monthly Period                   $   118,294.70
                                                                                                               --------------------

                    (d) The Collateral Default Amount for the related Monthly Period                         $   128,152.59
                                                                                                               --------------------

                  5 Investor Charge-Offs

                    (a) The aggregate amount of Class A Investor Charge-Offs
                        for the related Monthly Period                                                       $         0.00
                                                                                                               --------------------

                    (b) The aggregate amount of Class A Investor Charge-Offs set forth
                        in 5(a) above per $1,000 of original certificate principal amount                    $         0.00
                                                                                                               --------------------

                    (c) The aggregate amount of Class B Investor Charge-Offs
                        for the related Monthly Period                                                       $         0.00
                                                                                                               --------------------

                    (d) The aggregate amount of Class B Investor Charge-Offs
                        set forth in 5(c) above per $1,000 or original certificate principal amount          $         0.00
                                                                                                               --------------------

                    (e) The aggregate amount of Collateral Charge-Offs
                        for the related Monthly Period                                                       $         0.00
                                                                                                               --------------------

                    (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
                        $1,000 of original certificate principal amount                                      $         0.00
                                                                                                               --------------------

                    (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
                        the Transfer Date immediately preceding this Distribution Date                       $         0.00
                                                                                                               --------------------

                    (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per
                        $1,000 original certificate principal amount reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                                         $         0.00
                                                                                                               --------------------

                    (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                        Transfer Date immediately preceding this Distribution Date                           $         0.00
                                                                                                               --------------------

                    (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per
                        $1,000 original certificate principal amount reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                                         $         0.00
                                                                                                               --------------------

                    (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                                         $         0.00
                                                                                                               --------------------

                    (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately
                        preceding Distribution Date                                                          $         0.00
                                                                                                               --------------------

                  6 Investor Servicing Fee

                    (a) The amount of the Class A Servicing Fee payable by the Trust to the Servicer
                        for the related Monthly Period                                                       $     437,500.00
                                                                                                               --------------------

                    (b) The amount of the Class B Servicing Fee payable by the Trust to the Servicer
                        for the related Monthly Period                                                       $      30,000.00
                                                                                                               --------------------

                    (c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
                        for the related Monthly Period                                                       $      32,500.00
                                                                                                               --------------------

                    (d) The amount of Servicer Interchange payable by the Trust to the Servicer
                        for the related Monthly Period                                                       $     500,000.00
                                                                                                               --------------------

                  7 Reallocations

                    (a) The amount of Reallocated Collateral Principal Collections
                        with respect to this Distribution Date                                               $           0.00
                                                                                                               --------------------

                    (b) The amount of Reallocated Class B Principal Collections
                        with respect to this Distribution Date                                               $           0.00
                                                                                                               --------------------

                    (c) The Collateral Invested Amount as of the close of business
                        on this Distribution Date                                                            $  39,000,000.00
                                                                                                               --------------------

                    (d) The Collateral Adjusted Invested Amount as of the close of
                        business on this Distribution Date                                                   $  39,000,000.00
                                                                                                               --------------------

                    (e) The Class B Invested Amount as of the close of business
                        on this Distribution Date                                                            $  36,000,000.00
                                                                                                               --------------------

                    (f) The Class B Adjusted Invested Amount as of the close of business
                        on this Distribution Date                                                            $  36,000,000.00
                                                                                                               --------------------

                    (g) The Class A Invested Amount as of the close of business
                        on this Distribution Date                                                            $ 525,000,000.00
                                                                                                               --------------------

                    (h) The Class A Adjusted Invested Amount as of the close of business
                        on this Distribution Date                                                            $ 525,000,000.00
                                                                                                               --------------------


                  8 Collection of Finance Charge Receivables

                    (a) The aggregate amount of Collections of Finance Charge Receivables and Annual
                        Membership Fees processed during the related Monthly Period
                        which were allocated in respect of the Class A Certificates                          $   8,028,438.67
                                                                                                               --------------------

                    (b) The aggregate amount of Collections of Finance Charge Receivables and Annual
                        Membership Fees processed during the related Monthly Period
                        which were allocated in respect of the Class B Certificates                          $     550,521.51
                                                                                                               --------------------

                    (c) The aggregate amount of Collections of Finance Charge Receivables and Annual
                        Membership Fees processed during the related Monthly Period
                        which were allocated in respect of the Collateral Interest                           $     596,398.30
                                                                                                               --------------------

                  9 Principal Funding Account

                    (a) The principal amount on deposit in the Principal Funding Account
                        on the related Transfer Date                                                         $           0.00
                                                                                                               --------------------

                    (b) The Accumulation Shortfall with respect to the related Monthly Period                $           0.00
                                                                                                               --------------------

                    (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
                        Account on the related Transfer Date to be treated as Class A Available Funds        $           0.00
                                                                                                               --------------------

                    (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
                        Account on the related Transfer date to be treated as Class B Available Funds        $           0.00
                                                                                                               --------------------

                 10 Reserve Account

                    (a) The Reserve Draw Amount on the related Transfer Date                                 $         0.00
                                                                                                               --------------------

                    (b) The amount of the Reserve Draw Amount deposited in the Collection
                        Account on the related Transfer Date to be treated as Class A Available Funds        $         0.00
                                                                                                               --------------------

                    (c) The amount of the Reserve Draw Account deposited in the Collection
                        Account on the related Transfer Date to be treated as Class B Available Funds        $         0.00
                                                                                                               --------------------

                    (d) The amount of any Reserve Account Surplus                                            $         0.00
                                                                                                               --------------------

                 11 Available Funds

                    (a) The amount of Class A Available Funds on deposit in the Collection
                        Account on the related Transfer Date                                                 $ 2,961,875.00
                                                                                                               --------------------

                    (b) The amount of Class B Available Funds on deposit in the Collection
                        Account on the related Transfer Date                                                 $   210,600.00
                                                                                                               --------------------

                    (c) The amount of Collateral Available Funds on deposit in the Collection
                        Account on the related Transfer Date                                                 $   243,750.00
                                                                                                               --------------------

                    (d) Available Principal Collections on deposit in the Collection Account
                        on the related Transfer Date                                                         $         0.00
                                                                                                               --------------------

                 12 Excess Spread and Excess Finance Charge Collections

                    (a) Excess Finance Charge Collection                                                     $         0.00
                                                                                                               --------------------

                    (b) Class A Available Funds
                             minus Class A Monthly Interest
                             minus Class A Servicing Fee
                             minus Class A Defaulted Amount                                                  $ 2,903,932.59
                                                                                                               --------------------

                        Class B Available Funds
                             minus Class B Monthly Interest
                             minus Class B Servicing Fee
                             minus Class B Defaulted Amount                                                  $   191,626.81
                                                                                                               --------------------

                        Collateral Available Funds                                                           $   596,398.30
                                                                                                               --------------------

                    (c) Excess Spread applied to the Class A Required Amount
                        for the Monthly Period                                                               $         0.00
                                                                                                               --------------------

                    (d) Excess Spread applied to the Class A Investor  Charge-Offs for the
                        related Monthly Period                                                               $         0.00
                                                                                                               --------------------

                    (e) Excess Spread applied to the Class B Required
                        Amount for the related Monthly Period                                                $         0.00
                                                                                                               --------------------

                    (f) Excess Spread applied to the Class B Default Amount for the related Monthly Period   $         0.00
                                                                                                               --------------------

                    (g) Excess Spread applied to the Class B Invested Amount for the related Monthly Period  $         0.00
                                                                                                               --------------------

                    (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related
                        Monthly Period and for any past due Collateral Minimum Monthly Interest              $ 243,750.00
                                                                                                               --------------------

                    (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer
                        for the related Monthly Period or for any past due Collateral Servicing Fees         $  32,500.00
                                                                                                               --------------------

                    (j) Excess Spread applied to the Collateral Default Amount as Available Principal        $ 128,152.59
                        Collections for the related Monthly Period                                             --------------------

                    (k) Excess Spread applied to the Collateral Invested Amount for the related
                        Monthly Period                                                                       $       0.00
                                                                                                               --------------------

                    (l) Excess Spread applied to the Reserve Account for the related Monthly Period          $       0.00
                                                                                                               --------------------

                 13 Finance Charge Shortfall

                    (a) Finance Charge Shortfall for Series 2000-1                                           $       0.00
                                                                                                               --------------------

                    (b) Total Finance Charge Shortfall for all series in Group One                           $       0.00
                                                                                                               --------------------

                 14 Base Rate

                    (a) The Base Rate for the related Monthly Period                                                 7.83%
                                                                                                               --------------------

                 15 Portfolio Yield

                    (a) The Portfolio Yield for the related Monthly Period                                          14.18%
                                                                                                               --------------------

                    (b) The Portfolio Adjusted Yield for the related Monthly Period                                   N/A
                                                                                                               --------------------

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of November, 2000.

                                       NATIONAL CITY BANK,
                                       as Seller and Servicer

                                   By:     /s/ Thomas A. Chandler
                                           ------------------------------------
                                     Name: Thomas A. Chandler
                                     Title: Vice President - Credit Card Finance